UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 18, 2006

MOCON, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-09273	41-0903312
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7500 Boone Avenue North
Minneapolis, MN		55428
(Address of principal executive offices)		(Zip Code)

(763) 493-6370

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.              Entry into a Material Definitive Agreement

On May 18, 2006, the shareholders of MOCON, Inc. approved and adopted the MOCON, Inc. 2006 Stock Incentive Plan (the “2006 plan”).

A general description of the material features of the 2006 Plan is outlined below. This summary is qualified in its entirety by reference to the actual text of the 2006 plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. A copy of a form of incentive stock option agreement and a non-qualified stock option agreement for options granted under the 2006 plan is attached as Exhibit 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Purpose. The purpose of the 2006 plan is to advance the interests of MOCON and its shareholders by enabling MOCON to attract and retain qualified individuals through opportunities for equity participation in MOCON, and to reward those individuals who contribute to the achievement of its economic objectives.

Eligibility. All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of MOCON, Inc. or any subsidiary, will be eligible to receive incentive awards under the 2006 plan.

Shares Available for Issuance. The maximum number of shares of MOCON common stock reserved for issuance under the 2006 plan is 550,000. The number of shares available for issuance under the 2006 plan is subject to increase to the extent that MOCON issues shares or incentive awards under the 2006 plan in connection with certain merger and acquisition transactions, or assumes any plan in a merger or acquisition transaction. However, any available shares in an assumed plan may only be utilized to the extent permitted under the rules and regulations of the Nasdaq National Market.

Shares of MOCON common stock that are issued under the 2006 plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the 2006 plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of MOCON common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of MOCON common stock will automatically again become available for issuance under the 2006 plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock appreciation right, to the extent exercised, will not again become available for issuance under the 2006 plan.

Grant Limits. Under the terms of the 2006 plan:

•                  no participant may be granted options or stock appreciation rights relating to more than 200,000 shares of MOCON common stock in the aggregate during any calendar year;

•                  no participant may be granted restricted stock awards, stock unit awards, performance awards or stock bonuses relating to more than 200,000 shares of MOCON common stock in the aggregate during any calendar year; and

•                  no more than 500,000 shares of MOCON common stock may be issued pursuant to the exercise of incentive stock options; and

•                  no more than 300,000 shares of MOCON common stock may be issued or issuable in connection with restricted stock grants, stock unit awards, performance awards and stock bonuses;

provided, however, that the individual award limits set forth above will be 250,000 shares and 250,000 shares, respectively, as to a participant who, during the calendar year, is first appointed or elected as an officer, hired as an employee, elected as a director or retained as a consultant by MOCON or who receives a promotion that results in an increase in responsibilities or duties. All of the share limitations in the 2006 plan may be adjusted to reflect changes in MOCON’s corporate structure or shares, as described below. In addition, the limits on individual equity awards and on the number of shares that may be issued as incentive stock options or other incentive awards will not apply to certain incentive awards granted upon MOCON’s assumption or substitution of like awards in any merger or acquisition.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in MOCON’s corporate structure or shares, MOCON may adjust the number and kind of securities available for issuance under the 2006 plan and in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The 2006 plan will be administered by MOCON’s Board of Directors or by a committee of the Board. The Compensation Committee of MOCON’s Board of Directors administers the 2006 plan. MOCON’s Board of Directors or the committee administering the 2006 plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the 2006 plan to any of MOCON’s officers to the extent consistent with applicable Minnesota corporate law, except with respect to participants subject to Section 16 of the Securities Exchange Act of 1934. The committee has the authority to determine all provisions of incentive awards consistent with terms of the 2006 plan and to amend such provisions under certain circumstances. Except in connection with certain specified changes in MOCON’s corporate structure or shares, the committee may not, without prior approval of MOCON’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of MOCON common stock on the date of grant (or 110% of the fair market value of one share of MOCON common stock on the date of grant of an incentive stock option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of MOCON’s assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

The total purchase price of the shares to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to MOCON), by tender or attestation as to ownership of shares of MOCON common stock that are acceptable to the committee, by a “net exercise” of the option (as further described below) or by a combination of such methods. Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by MOCON for a certain period or that the participant or MOCON (or any subsidiary, division or other subunit of MOCON) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after seven years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of MOCON or any parent or subsidiary).

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from MOCON, in the form of shares of MOCON common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of MOCON common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, MOCON common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The exercise price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of MOCON common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of MOCON’s assumption or substitution of stock appreciation rights in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. A stock appreciation right will become exercisable at such time and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after seven years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of MOCON common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have an exercise price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards. A restricted stock award is an award of MOCON common stock that vests at such times and in such installments as may be determined by the committee and, until it vests, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards as it deems appropriate, including that the participant remain continuously employed by MOCON for a certain period or that the participant or MOCON (or any subsidiary, division or other subunit of MOCON) satisfy specified objectives. Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of MOCON common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate. Additionally, a participant will have all voting, liquidation and other rights with respect to shares of MOCON common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of unrestricted common stock.

Stock Unit Awards. A stock unit award is a right to receive the fair market value of one or more shares of MOCON common stock, payable in cash, shares of MOCON common stock, or a combination of both,

the payment, issuance, retention and /or vesting of which is subject to the satisfaction of specified conditions, which may include achievement of specified objectives. Stock unit awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee; provided, however, that in all cases payment of stock unit award will be made within two and one-half months following the end of the tax year during which receipt of the stock unit award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Internal Revenue Code (as discussed below), except upon certain conditions.

Performance Award. A participant may be granted one or more performance awards under the 2006 plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Stock Bonuses. A participant may be granted one or more stock bonuses under the 2006 plan, and such stock bonuses will be subject to such terms and conditions, if any, consistent with the other provisions of the 2006 plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the stock bonus will be made within two and one-half months following the end of the tax year during which receipt of the stock bonus is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Change in Control. In the event a “change in control” of MOCON occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of stock unit awards and performance awards will lapse. The committee may condition acceleration on subsequent events, including the failure of any successor to assume the incentive awards, or the participant’s involuntary termination, other than for “cause” (as defined in the 2006 plan), or voluntary termination for “good reason” (also as defined in the 2006 plan), within a specified period of time following a change in control.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding options will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control over the exercise price per share of the options (or, in the event that there is no excess, that such options will be terminated), and that some or all participants holding performance awards will receive, with respect to some or all of the shares subject to the performance awards, cash in an amount equal the fair market value of such shares immediately prior to the effective date of such change in control.

For purposes of the 2006 plan a “change in control” of MOCON occurs upon:

•                  the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of MOCON (in one transaction or in a series of related transactions) to a person or entity that is not controlled by MOCON;

•                  the approval by the shareholders of MOCON of any plan or proposal for the liquidation or dissolution of MOCON;

•                  a merger or consolidation to which MOCON is a party if the shareholders of MOCON immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (A) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the incumbent directors (as defined below), or (B) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

•                  any person becomes after the effective date of the 2006 plan the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of (A) 20% or more, but not 50% or more, of the combined voting power of MOCON’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the incumbent directors, or (B) 50% or more of the combined voting power of MOCON’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the incumbent directors);

•                  the incumbent directors cease for any reason to constitute at least a majority of MOCON’s Board of Directors; or

•                  any other change in control of MOCON of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Securities Exchange Act, whether or not MOCON is then subject to such reporting requirements.

For purposes of the 2006 plan, “incumbent directors” are any individuals who are members of MOCON’s Board of Directors on the effective date of the 2006 plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by MOCON’s shareholders, was approved by a vote of at least a majority of the incumbent directors (either by specific vote or by approval of MOCON’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, MOCON, all incentive awards held by the participant will be treated as set forth below unless provided otherwise in the agreement evidencing the incentive award or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), all unvested restricted stock awards, all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the 2006 plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding stock unit awards, performance awards and stock bonuses then held by the participant will be terminated and forfeited.

If a participant is determined by the committee, acting in its sole discretion, to have committed any action which would constitute cause, regardless of whether such action or the committee’s determination occurs before or after the termination of the participant’s employment with MOCON or any subsidiary, all rights of the participant under the 2006 plan and any award agreements evidencing an incentive award then held by the participant shall terminate and be forfeited without notice of any kind. Additionally, as applicable, MOCON may defer exercise, vesting, or payment of any incentive award for a period of up to 45 days in order for the committee to make a determination as to the existence of cause.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, stock unit awards, performance awards or stock bonuses then held by the participant to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be. In no case, however, will any incentive award remain exercisable or continue to vest for more than two years beyond the date such incentive award would have terminated if not for the committee’s action, or beyond its expiration date, whichever first occurs, nor will any such action adversely affect any outstanding incentive award without the consent of the participant.

Dividend Rights. Except as discussed above in connection with restricted stock awards, no adjustment will be made in the amount of cash payable or in the number of shares of MOCON common stock issuable under incentive awards denominated in or based on the value of shares of MOCON common stock as a result of cash dividends or distributions paid to shareholders generally at any time prior to the issuance of shares under incentive awards.

Term; Termination; Amendments. Unless terminated earlier, the 2006 plan will terminate at midnight on May 17, 2016. Incentive awards outstanding at the time the 2006 plan is terminated may continue to be exercised, earned or become free of restriction, according to their terms. MOCON’s Board of Directors may suspend or terminate the 2006 plan or any portion of the plan at any time. In addition to the committee’s authority to amend the 2006 plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the Board may amend the 2006 plan from time to time in order that incentive awards under the 2006 plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in MOCON’s best interests; provided, however, that no amendments to the 2006 plan will be effective without shareholder approval, if it is required under Section 422 of the Internal Revenue Code or the rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the 2006 plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the 2006 plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in MOCON’s capitalization or a “change in control” of MOCON.

Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the 2006 plan, will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory stock option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory stock options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

Section 9 – Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description
10.1	MOCON, Inc. 2006 Stock Incentive Plan (filed herewith).

10.2	Form of Incentive Stock Option Agreement under the MOCON, Inc. 2006 Stock Incentive Plan (filed herewith).

10.3	Form of Non-Statutory Stock Option Agreement under the MOCON, Inc. 2006 Stock Incentive Plan (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOCON, INC.

Dated: May 23, 2006	By:	/s/	Darrell B. Lee
Darrell B. Lee
Vice President, Chief Financial Officer,
Treasurer and Secretary

MOCON, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	MOCON, Inc. 2006 Stock Incentive Plan.	Filed herewith

10.2	Form of Incentive Stock Option Agreement under the MOCON, Inc. 2006 Stock Incentive Plan.	Filed herewith

10.3	Form of Non-Statutory Stock Option Agreement under the MOCON, Inc. 2006 Stock Incentive Plan.	Filed herewith